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                                                                    Exhibit 10.1



                                  I-trax, Inc.
                   Board Compensation - Non-Employee Directors
                               May 2005 - May 2006


Annual Retainer:                                     $20,000 per year (paid quarterly)

Additional Compensation:
         In-person meetings
         (expected quarterly):                       $1,500 per meeting
         Telephonic meetings:                        $250 per hour
         Stock Options:                              20,000 shares vesting over 2 years, every 2 years

Audit Committee:

         Chairperson:                                $10,000 per year (paid quarterly)
         Member:                                     $1,500 per quarterly meeting (to include Chair)
         Options:                                    20,000 shares vesting over 2 years, every 2 years

Compensation Chair:                                  $5,000 per year (paid quarterly)


Approved: May 17, 2005

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